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                                                         Exhibit (10) xxviii


                      SECOND AMENDMENT TO CREDIT AGREEMENT


                                     among


                              KCS RESOURCES, INC.
                           KCS PIPELINE SYSTEMS, INC.
                                  AS BORROWERS


                                      and


                     BANK ONE, TEXAS, NATIONAL ASSOCIATION
                   AS A BANK, THE AGENT, AND THE ISSUING BANK

                                      and

                                   CIBC, INC.
                                   AS A BANK


                                Effective as of
                               December 22, 1994


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                               TABLE OF CONTENTS



                                                                   PAGE
                                                                   ----
ARTICLE I.   DEFINITIONS .........................................   1
             1.01  Terms Defined Above ...........................   1
             1.02  Terms Defined in Agreement ....................   1
             1.03  References ....................................   1
             1.04  Articles and Sections .........................   2
             1.05  Number and Gender .............................   2

ARTICLE II.  AMENDMENTS ..........................................   2
             2.01  Amendment of Section 1.2 ......................   2
             2.02  Amendment of Section 2.7 ......................   2
             2.03  Amendment of Section 2.12 .....................   3

ARTICLE III. CONDITIONS ..........................................   3
             3.01  Receipt of Documents ..........................   3
             3.02  Accuracy of Representations and Warranties ....   4
             3.03  Matters Satisfactory to Lender ................   4

ARTICLE IV.  REPRESENTATIONS AND WARRANTIES ......................   4

ARTICLE V.   RATIFICATION ........................................   4

ARTICLE VI.  MISCELLANEOUS .......................................   4
             6.01  Scope of Amendment ............................   4
             6.02  Agreement as Amended ..........................   5
             6.03  Parties in Interest ...........................   5
             6.04  Rights of Third Parties .......................   5
             6.05  ENTIRE AGREEMENT ..............................   5
             6.06  GOVERNING LAW .................................   5
             6.07  JURISDICTION AND VENUE ........................   5




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           SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

     This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Second Amendment") is made and entered into effective as of December 22, 1994, between KCS RESOURCES, INC. and KCS PIPELINE SYSTEMS, INC., both Delaware corporations, ("Borrowers") and BANK ONE, TEXAS, NATIONAL ASSOCIATION, a national banking association, as a Bank, the Agent and the Issuing Bank, and CIBC, INC., a Canadian Chartered Bank, each a ("Bank") and collectively, the ("Banks").

                              W I T N E S S E T H:

     WHEREAS, the above named parties did execute and exchange counterparts of that certain Amended and Restated Credit Agreement dated September 29, 1994, (the "Agreement"), to which reference is here made for all purposes;

     WHEREAS, the parties subject to and bound by the Agreement are desirous of amending the Agreement in the particulars hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties to the Agreement, as set forth therein, and the mutual covenants and agreements of the parties hereto, as set forth in this Second Amendment, the parties hereto agree as follows:

                                   ARTICLE I.
                                  DEFINITIONS

     1.01 Terms Defined Above. As used herein, each of the terms "Agreement," "Borrowers," "Second Amendment," and "Banks" shall have the meaning assigned to such term hereinabove.

     1.02 Terms Defined in Agreement. As used herein, each term defined in the Agreement shall have the meaning assigned thereto in the Agreement, unless expressly provided herein to the contrary.

     1.03 References. References in this Second Amendment to Article or Section numbers shall be to Articles and Sections of this Second Amendment, unless expressly stated herein to the contrary. References in this Second Amendment to "hereby," "herein," "hereinafter," "hereinabove," "hereinbelow," "hereof," and "hereunder" shall be to this Second Amendment in its entirety
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and not only to the particular Article or Section in which such reference appears.

     1.04 Articles and Sections. This Second Amendment, for convenience only, has been divided into Articles and Sections and it is understood that the rights, powers, privileges, duties, and other legal relations of the parties hereto shall be determined from this Second Amendment as an entirety and without regard to such division into Articles and Sections and without regard to headings prefixed to such Articles and Sections.

     1.05 Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural and likewise the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine, and neuter, when such construction is appropriate, and specific enumeration shall not exclude the general, but shall be construed as cumulative. Definitions of terms defined in the singular and plural shall be equally applicable to the plural or singular, as the case may be.

                                ARTICLE II.
                                AMENDMENTS

     The Borrowers and the Banks hereby amend the Agreement in the following particulars:

     2.01 Amendment of Section 1.1. Section 1.1 of the Agreement is hereby amended as follows:

     The following definition is amended to read as follows:

     "Applicable Rate" means: (i) during the period that an Advance is a Base Rate Advance, the Base Rate plus one-fourth of one percent (1/4%); (ii) during the period that an Advance is a Eurodollar Advance, the Adjusted Eurodollar Rate plus one and one-half percent (1-1/2%); and (iii) during the period that an Advance is a CD Advance, the Adjusted CD Rate plus one and three-quarters percent (1-3/4%).

     2.02 Amendment of Section 6.2. Section 6.2 of the Agreement is hereby amended to read as follows:

     6.02 Prepayment. The Borrowers may, upon same day notice to Agent by noon, central standard or daylight time, in the case of Base Rate Advances, at least two (2) Business Days prior notice to

        Agent in the case of CD Advances, and two (2) Business Days prior notice to Bank in the case of Eurodollar Advances prepay the Bank One and/or CIBC Credit Note in whole at any time or from time to time in part without premium or penalty but with accrued interest to the date of prepayment on the amount so prepaid; provided that a. Fixed Rate Advances may be prepaid only on the last day of the Interest Period for such Advances, and b. each partial prepayment shall be in the principal amount of $100,000 or an integral multiple thereof.

        2.03 Substitution of Exhibit B. Exhibit B, ADVANCE REQUEST FORM, of the Agreement is replaced by the Exhibit B attached hereto and made a part hereof.


                                  ARTICLE III.
                                   CONDITIONS

        The obligation of the Banks to amend the Agreement as provided herein is subject to the fulfillment of the following conditions precedent:

        3.01 Receipt of Documents. The Banks shall have received, reviewed, and approved the following documents and other items, appropriately executed when necessary and in form and substance satisfactory to the Lender:

        (a) multiple counterparts of this Second Amendment and the Note, as requested by the Lender;

        (b) multiple counterparts of Notice of Final Agreement; and

        (c) such other agreements, documents, items, instruments, opinions, certificates, waivers, consents, and evidence as the Lender may reasonably request.

        3.02 Accuracy of Representations and Warranties. The representations and warranties contained in Article X of the Agreement and this Second Amendment shall be true and correct.

        3.03 Matters Satisfactory to Banks. All matters incident to the consummation of the transactions contemplated hereby shall be satisfactory to the Banks.


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
                                  ARTICLE IV.
                         REPRESENTATIONS AND WARRANTIES

        The Borrowers hereby expressly re-make, in favor of the Banks, all of the representations and warranties set forth in Article X of the Agreement, and represents and warrants that all such representations and warranties remain true and unbreached.

                                   ARTICLE V.
                                  RATIFICATION

        Each of the parties hereto does hereby adopt, ratify, and confirm the Agreement and the other Loan Documents, in all things in accordance with the terms and provisions thereof, as amended by this Second Amendment.

                                  ARTICLE VI.
                                 MISCELLANEOUS

        6.01 Scope of Amendment. The scope of this Second Amendment is expressly limited to the matters addressed herein and this Second Amendment shall not operate as a waiver of any past, present, or future breach, or Event of Default under the Agreement, except to the extent, if any, that any such breach, or Event of Default is remedied by the effect of this Second Amendment.

        6.02 Agreement as Amended. All references to the Agreement in any document heretofore or hereafter executed in connection with the transactions contemplated in the Agreement shall be deemed to refer to the Agreement as amended by this Second Amendment.

        6.03 Parties in Interest. All provisions of this Second Amendment shall be binding upon and shall inure to the benefit of the Borrowers, the Banks and their respective successors and assigns.

        6.04 Rights of Third Parties. All provisions herein are imposed solely and exclusively for the benefit of the Banks and the Borrowers, and no other Person shall have standing to require satisfaction of such provisions in accordance with their terms and any or all of such provisions may be freely waived in whole or in part by the Banks at any time if in its sole discretion it deems it advisable to do so.

        6.05 ENTIRE AGREEMENT. THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT

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ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS
BETWEEN THE PARTIES.

        6.06 APPLICABLE LAW. THIS AGREEMENT AND EACH OF THE OTHER LOAN DOCUMENTS (EXCEPT TO EXTENT OTHERWISE EXPRESSLY PROVIDED IN ANY OF THEM) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND TO THE EXTENT APPLICABLE, LAWS OF THE UNITED STATES OF AMERICA; PROVIDED HOWEVER, THE PROVISIONS OF CHAPTER 15 OF THE TEXAS CREDIT CODE (VERNON'S TEXAS CIVIL STATUTES, ARTICLE 5069-15) ARE SPECIFICALLY DECLARED BY THE PARTIES HERETO NOT TO BE APPLICABLE TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO THE TRANSACTIONS CONTEMPLATED HEREBY. THIS AGREEMENT AND EACH OF THE OTHER LOAN DOCUMENTS HAVE BEEN ENTERED INTO IN HARRIS COUNTY, TEXAS, AND EACH SHALL BE PERFORMABLE BY EACH OF THE BORROWERS FOR ALL PURPOSES IN HARRIS COUNTY, TEXAS.

        6.07 SUBMISSION TO JURISDICTION; WAIVERS. TO THE MAXIMUM EXTENT NOT EXPRESSLY PROHIBITED BY APPLICABLE LAW FROM TIME TO TIME IN EFFECT, EACH OF THE BORROWERS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY (AND AFTER IT HAS CONSULTED WITH ITS OWN ATTORNEY) IRREVOCABLY AND UNCONDITIONALLY:

         i) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THE LOAN DOCUMENTS OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF HARRIS COUNTY, TEXAS, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF TEXAS, HOUSTON DIVISION, AND APPELLATE COURTS FROM ANY THEREOF;

         ii) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS, AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OR ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

         iii) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO SUCH PERSON AT ITS ADDRESS FOR NOTICES REFERRED TO IN
     SECTION 12.09 OF THE CREDIT AGREEMENT, ATTENTION TO AN AUTHORIZED REPRESENTATIVE OF SUCH PERSON (WITH COPY THEREOF, SO MAILED, TO ORLOFF, LOWENBACH, STIFELMAN & SIEGEL, P.A., 101 EISENHOWER PARKWAY, ROSELAND, NEW JERSEY 07068-1082, ATTENTION: MR. RALPH M. LOWENBACH) OR AT SUCH OTHER ADDRESS OR ADDRESSES OF WHICH BANK SHALL HAVE BEEN NOTIFIED PURSUANT HERETO;


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         iv)  AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT
     SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION; AND

         v) IN RECOGNITION THAT IT MAY BE ENTITLED TO A TRIAL IN WHICH MATTERS OF FACT ARE DETERMINED BY A JURY (AS OPPOSED TO A TRIAL IN WHICH SUCH MATTERS ARE DETERMINED BY A PRESIDING JUDGE), WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER, OR IN CONJUNCTION WITH, ANY OF THE LOAN DOCUMENTS, OR ANY OF THE TRANSACTIONS PROVIDED FOR HEREIN OR THEREIN OR CONTEMPLATED HEREBY OR THEREBY, WHETHER BEFORE OR AFTER MATURITY AND WHETHER OR NOT COMMENCED BY OR AGAINST IT.

        IN WITNESS WHEREOF, this Second Amendment to Credit Agreement is executed effective the date first hereinabove written.

                                "KRI":
                                -----

                                KCS RESOURCES, INC.


                                By: /s/ C. R. DEVINE
                                   ------------------------------------
                                Name: C. R. Devine
                                Title: Vice President


                                Address for Notices:
                                -------------------

                                KCS Resources, Inc.
                                379 Thomall Street
                                Edison, New Jersey 08837
                                Attn:
                                An Authorized Representative
                                (as herein defined and
                                addressed as expressly required
                                hereby)
                                Telecopy: (908) 603-8960

                                Principal Place of Business:
                                ---------------------------

                                1800 West Loop South, Suite 1400
                                Houston, Texas 77027


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                             "KCS Pipeline"

                              KCS PIPELINE SYSTEMS, INC.


                              By: /s/ Harry Lee Stout
                                  -----------------------
                                  Harry Lee Stout
                                  President

                              GUARANTOR:

                              KCS ENERGY, INC.


                              By: /s/ C.R. Devine
                                  -----------------------
                                  C.R. Devine
                                  Vice President

                              BANK ONE, TEXAS, N.A.


                              By: /s/ Gary  L. Stone
                                  -----------------------
                                  Gary L. Stone
                                  Senior Vice President

                              CIBC, INC.


                             By: /s/ Gary Gaskill
                                 -----------------------
                                 Name: Gary Gaskill
                                 Title: Vice President


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